===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 KEANE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  KEANE, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                             PRELIMINARY COPY FOR

                            SECURITIES AND EXCHANGE

                                COMMISSION ONLY



                                  KEANE, INC.

                                TEN CITY SQUARE

                          BOSTON, MASSACHUSETTS 02129

                             ____________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 31, 2000

                             ____________________


     The Annual Meeting of Stockholders of Keane, Inc. (the "Company") will be held on Thursday, May 31, 2000 at 4:30 p.m., Boston Time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, to consider and act upon the following matters:

     1. To fix the number of directors at seven and to elect a Board of Directors for the ensuing year;

     2.   To approve the amendment and restatement of the Company's By-Laws;

     3. To ratify and approve the selection by the Board of Directors of Ernst & Young LLP as the Company's independent accountants for the current year; and

     4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Stockholders of record at the close of business on April 3, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

     All stockholders are cordially invited to attend the meeting.

                              By Order of the Board of Directors


                              Hal J. Leibowitz, Clerk

Boston, Massachusetts
April __, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                  KEANE, INC.

                                TEN CITY SQUARE

                          BOSTON, MASSACHUSETTS 02129

                             ____________________

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 31, 2000

                             ____________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keane, Inc. ("Keane" or the "Company") for use at the Annual Meeting of Stockholders to be held on May 31, 2000, and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Clerk of the Company or by voting in person at the Annual Meeting.

     The Board of Directors has fixed April 3, 2000 as the record date for determining stockholders who are entitled to vote at the meeting. At the close of business on April 3, 2000, there were outstanding and entitled to vote [71,555,266] shares of Common Stock of the Company, $.10 par value per share ("Common Stock"), and [285,016] shares of Class B Common Stock of the Company, $.10 par value per share ("Class B Common Stock"). Each share of Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes.

     THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999 IS BEING MAILED TO THE COMPANY'S STOCKHOLDERS WITH THIS NOTICE AND PROXY STATEMENT ON OR ABOUT APRIL 14, 2000. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, ATTENTION OF JOHN J. LEAHY, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, TEN CITY SQUARE, BOSTON, MASSACHUSETTS 02129. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

     As used in this Proxy Statement, the terms "Keane" and the "Company" refer to Keane, Inc. and its wholly-owned and majority-owned subsidiaries, unless the context otherwise requires.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 1, 2000 (or such other date as is set forth in the footnotes below), the beneficial ownership of the Company's outstanding Common Stock and Class B Common Stock of (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock and Class B Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below, and (iv) all current directors and executive officers as a group:

                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                             --------------------------------------------
                                                                                       PERCENTAGE OF
                                                     PERCENTAGE OF      SHARES OF         CLASS B
                                      SHARES OF         COMMON           CLASS B          COMMON
NAME AND ADDRESS OF                    COMMON            STOCK           COMMON            STOCK       PERCENTAGE OF
BENEFICIAL OWNER                       STOCK          OUTSTANDING         STOCK         OUTSTANDING     TOTAL VOTES
------------------                    --------       ------------       ---------      -------------   -------------

John F. Keane(2)....................  11,463,031         16.1%           267,800           93.9%           19.2%
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

Marilyn T. Keane(3).................  11,463,031         16.1%           267,800           93.9%           19.2%
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

John Francis Keane Irrevocable
 Children's Trusts; John K. and
 Marilyn T. Keane 1997 Children's
 Trusts(4)..........................   3,704,143          5.2%           144,665           50.8%            6.9%
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

Philip J. Harkins...................       9,900           *               --               --               *
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

Winston Hindle......................      14,000           *               --               --               *
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

Brian T. Keane(5)...................   1,432,782          2.0%            48,221           16.9%            2.6%
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

John F. Keane, Jr.(6)...............   1,310,107          1.8%            48,221           16.9%            2.4%
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

John F. Rockart.....................      41,149             *              --              --               *
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                             --------------------------------------------
                                                                                           PERCENTAGE OF
                                                         PERCENTAGE OF      SHARES OF         CLASS B
                                          SHARES OF         COMMON           CLASS B          COMMON
NAME AND ADDRESS OF                        COMMON            STOCK           COMMON            STOCK       PERCENTAGE OF
BENEFICIAL OWNER                           STOCK          OUTSTANDING         STOCK         OUTSTANDING     TOTAL VOTES
------------------                        --------       ------------       ---------      -------------   -------------

Robert A. Shafto....................        12,000              *               --               --            *
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

Edward Longo(7).....................       110,042              *               --               --            *
 c/o Renaissance
 189 Wells Avenue
 Newton, MA  02459

Raymond W. Paris(8).................       283,551              *               --               --            *
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

Renee Southard(9)...................        39,902              *            --               --               *
 c/o Keane, Inc.
 Ten City Square
 Boston, MA  02129

All current directors and executive     12,693,146          17.9%       272,463             95.6%          20.9%
 officers as a group
 (10 persons)(10)................

________________
* Less than 1% of outstanding stock of the respective class, or less than 1% of aggregate voting power, as the case may be.
(1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of February 1, 2000 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.
(2) Includes (i) 3,276,581 shares of Common Stock held of record by John F. Keane and his wife, Marilyn T. Keane, as trustees of the John F. Keane Qualified Annuity Trust, of which John F. Keane is the beneficiary, (ii) 3,276,581 shares of Common Stock held of record by John F. Keane and Marilyn T. Keane, as trustees of the Marilyn T. Keane Qualified Annuity Trust, of which Marilyn T. Keane is the beneficiary, (iii) 423,802 shares of Common Stock held of record by Marilyn T. Keane, and (iv) 3,524,000 shares of Common Stock and 140,000 shares of Class B Common Stock held of record by Marilyn T. Keane and one other individual as trustees of three trusts of which John and Marilyn Keane's adult children are the beneficiaries. With regard to the children's trusts shares, Marilyn T. Keane and the other trustee have sole voting and investment power, but disclaim any beneficial interest in such shares. John F. Keane disclaims beneficial ownership of the shares specified in clauses (ii), (iii) and
     (iv) above.
(3) Includes (i) 3,276,581 shares of Common Stock held of record by Marilyn T. Keane and her husband, John F. Keane, as trustees of the John F. Keane Qualified Annuity Trust, of which John F. Keane is a beneficiary, (ii) 3,276,581 shares of Common Stock held of record by Marilyn T. Keane and John F. Keane, as trustees of the Marilyn T. Keane Qualified Annuity Trust, of which Marilyn T. Keane is a beneficiary, (iii) 962,067 shares of Common Stock and 127,800 shares of Class B Common Stock held of record by John F. Keane, and (iv) 3,524,000 shares of Common Stock and 140,000 shares of Class B Common Stock held of record by Marilyn T. Keane and one other individual as trustees of three trusts of which John and Marilyn Keane's adult children are the beneficiaries. With regard to the children's trusts shares, Marilyn T. Keane and the other trustee have sole voting and investment power, but disclaim any beneficial interest in such shares. Marilyn T. Keane disclaims beneficial ownership of the shares specified in clauses (i), (iii) and (iv) above.
(4) Marilyn T. Keane and one other trustee hold sole voting and investment power with respect to the shares held by the John Francis Keane Irrevocable Children's Trusts, but disclaim any beneficial interest therein. Brian T. Keane and one other trustee hold sole voting and investment power with respect to the shares held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of Victoire K. Lang, the sister of Messrs. Brian Keane and John F. Keane, Jr., but disclaim any beneficial interest therein. John F. Keane, Jr. and one other trustee hold sole voting and investment power with respect to the shares held by the John F. and Marilyn
     T. Keane 1997 Children's Trust for Benefit of Brian T. Keane, but disclaim any beneficial interest therein.
(5) Includes (i) options to purchase, within 60 days following February 1, 2000, 41,668 shares of Common Stock held by Mr. Brian Keane, (ii) 1,137,330 shares of Common Stock and 46,666 shares of Class B Common Stock held by the John Francis Keane Irrevocable Trust for Benefit of Brian T. Keane, of which Mr. Brian Keane is the beneficiary, and (iii) 105,381 shares of Common Stock and 1,555 shares of Class B Common Stock held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of Brian T. Keane, of which Mr. Brian Keane is the beneficiary.
(6) Includes options to purchase, within 60 days following February 1, 2000, 26,782 shares of Common Stock held by Mr. John F. Keane, Jr., (ii) 1,193,330 shares of Common Stock and 46,666 shares of Class B Common Stock held by the John Francis Keane Irrevocable Trust for Benefit of Mr. John F. Keane, Jr., of which Mr. John F. Keane, Jr. is the beneficiary, and (iii) 49,381 shares of Common Stock and 1,555 shares of Class B Common Stock held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of John F. Keane, Jr., of which Mr. John F. Keane, Jr. is the beneficiary.
(7) Mr. Longo served as an executive officer of the Company until his resignation on July 16, 1999.
(8) Includes options to purchase, within 60 days following February 1, 2000, 27,834 shares of Common Stock held by Mr. Paris.
(9) Includes options to purchase, within 60 days following February 1, 2000, 19,750 shares of Common Stock held by Ms. Southard.
(10) Includes options to purchase, within 60 days following February 1, 2000, 132,287 shares of Common Stock held by all directors and executive officers as a group.

VOTES REQUIRED

     The holders of a majority of the aggregate voting power represented by the shares of Common Stock and Class B Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. The shares of Common Stock and Class B Common Stock present in person or represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such shares are voted on any specific proposal.

     The affirmative vote of the holders of a majority of the aggregate voting power represented by the shares of Common Stock and Class B Common Stock issued and outstanding and entitled to vote at the meeting, each voting as a separate class, is required for the proposed amendment and restatement of the Company's By-Laws to be submitted to the stockholders at the meeting.

     The affirmative vote of the holders of a majority of the aggregate voting power represented by the shares of Common Stock and Class B Common Stock, voting together as a single class, present or represented at the meeting is required for the election of directors and for each of the other matters which are to be submitted to the stockholders at the meeting.

     With respect to the required vote on any particular matter, abstentions will be treated as shares present and represented, while votes withheld by nominee recordholders who did not receive specific instructions from the beneficial owners of such shares (so called "broker non-votes") will not be treated as shares present or represented.

                             ELECTION OF DIRECTORS

     The persons named in the enclosed proxy (John F. Keane, Brian T. Keane, John F. Keane, Jr., and Hal J. Leibowitz) will vote to fix the number of directors at seven and to elect as directors the seven nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of nominees as to whom authority to vote is withheld. The proxy may not be voted for more than seven directors.

     Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified. If a nominee becomes unavailable, the persons acting under the proxy may vote the proxy for the election of a substitute. The Company does not anticipate that any of the nominees will be unavailable.

     Set forth below are the names and certain information with respect to each director of the Company.

     JOHN F. KEANE has served as a director of the Company since its incorporation in 1967. He is also currently Chairman of the Board of Directors.(1) Mr. Keane is 68 years old.

     PHILIP J. HARKINS has served as a director of the Company since February 1997. He is currently the Chief Executive Officer and President of Linkage, Inc., an organizational development company founded by Mr. Harkins in 1988. Prior to 1988, Mr. Harkins was Vice President of Human Resources of the Company. Mr. Harkins is 52 years old.

     WINSTON HINDLE has served as a director of the Company since February 1995. Mr. Hindle is also a director of Simione Central Holdings, Inc., a public company providing information systems and services to home healthcare providers. From September 1962 to July 1994, Mr. Hindle served as a Vice President and, subsequently, Senior Vice President of Digital Equipment Corporation, a computer systems and services firm. Mr. Hindle is 69 years old.

     BRIAN T. KEANE has served as a director of the Company since May 1998. In November 1999, the Company announced the promotion of Mr. Brian Keane to the position of Chief Executive Officer. (2) From December 1996 until September 1997, Mr. Brian Keane was Senior Vice President of the Company, and, from December 1994 to December 1996, he was Area Vice President of the Company's Information Services Division. From July 1992 to December 1994, Mr. Brian Keane served as an ISD Business Area Manager of the Company, and from January 1990 to July 1992, he served as a Branch Manager. Mr. Brian Keane is a son of John F. Keane, the founder, President and Chief Executive Officer and Chairman of the Board of Directors of the Company, and the brother of John F. Keane, Jr. Mr. Brian Keane is 39 years old.

     JOHN F. KEANE, JR. has served as a director of the Company since May 1998. In November 1999, the Company announced the promotion of Mr. John Keane, Jr. to
the position of President.(3)   From December 1996 until September 1997, Mr.
John Keane, Jr. was Senior Vice President of the Company, and, from December 1994 to December 1996, he was Area Vice President of the Company's Information Services Division. From January 1994 to December 1994, Mr. John Keane, Jr. served as an ISD Business Area Manager of the Company. From July 1992 to January 1994, Mr. John Keane, Jr. acted as manager of Software Reengineering, and from January 1991 to July 1992, he served as Director of Corporate Development. Mr. John Keane, Jr. is a son of John F. Keane, the founder, President and

Chief Executive Officer and Chairman of the Board of Directors of the Company, and the brother of Brian T. Keane. Mr. John F. Keane, Jr. is 40 years old.

     JOHN F. ROCKART has served as a director of the Company since its incorporation in 1967. He is currently a Senior Lecturer of the Center for Information Systems Research at the Alfred J. Sloan School of Management of the Massachusetts Institute of Technology. Dr. Rockart became a Senior Lecturer at the Center in 1974 and was named as the Director in 1976. Dr. Rockart is 68 years old.

     ROBERT A. SHAFTO has served as a director of the Company since February 1994. He is currently retired. From 1993 until May 1998, Mr. Shafto served as the Chairman and Chief Executive Officer of New England Financial, an insurance and investment firm formerly known as New England Life Insurance Company, which he joined in 1972. Mr. Shafto has served as a director of the Company since February 1994. Mr. Shafto is 64 years old.
_______________________
(1) In November 1999, the Company announced the promotion of Mr. Brian Keane to the position of Chief Executive Officer and Mr. John Keane, Jr. to the position of President. These promotions are subject to the approval by the Company's stockholders of the proposed amendment and restatement of the Company's Amended and Restated By-Laws at the meeting. Pending such approval, Mr. John Keane continues to formally serve as Chief Executive Officer and President of the Company.

(2) Mr. Brian Keane's promotion to the position of Chief Executive Officer is subject to the approval of the proposed amendment and restatement of the Company's Amended and Restated By-Laws at the meeting. Pending such approval, he continues to formally serve as Executive Vice President and a member of the Office of the President of the Company.

(3) Mr. John Keane, Jr.'s promotion to the position of President is subject to approval of the proposed amendment and restatement of the Company's Amended and Restated By-Laws at the meeting. Pending such approval, he continues to formally serve as Executive Vice President and a member of the Office of the President of the Company.

     The Company has a standing Audit Committee, comprised of Messrs. Harkins, Hindle and Shafto and Dr. Rockart, which held meetings during the year ended December 31, 1999. The Audit Committee makes recommendations to the Board of Directors relative to the appointment of independent auditors, reviews the scope and results of the independent audit, and establishes and monitors policy relative to non-audit services provided by the independent auditors in order to ensure that the auditors are in fact independent.

     The Company has a standing Compensation Committee, comprised of Messrs. Hindle and Shafto and Dr. Rockart, which held one meeting during the year ended December 31, 1999. The Compensation Committee annually reviews and approves the compensation of the Company's senior executives, administers the Company's 1992 Stock Option Plan, the Company's 1992 Employee Stock Purchase Plan, and the Company's 1998 Equity Incentive Plan.

     The Company does not have a standing nominating committee.

     During the year ended December 31, 1999, the Board of Directors of the Company held four meetings. Each of the directors attended at least [75]% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which he served, in each case during the periods that he served.

DIRECTORS' COMPENSATION

     Compensation of the Company's non-employee directors currently consists of an annual director's fee of $4,000 plus $1,000 and expenses for each meeting of the Board of Directors attended. Directors who are officers or employees of the Company do not receive any additional compensation for their services as directors.

               APPROVAL OF AMENDMENT AND RESTATEMENT OF BY-LAWS

     On February 17, 2000, the Board of Directors voted, subject to stockholder approval, to approve an amendment and restatement of the Company's Amended and Restated By-Laws. The purpose of the proposed amendment and restatement is to update various provisions in the Company's current By Laws, which have been in effect since ______________. The following discussion summarizes certain material differences between the Company's current Amended and Restated By-Laws (the "Current By-Laws") and the proposed Second Amended and Restated By-Laws (the "Proposed By-Laws"). The text of the Proposed By-Laws is set forth in Appendix I to this Proxy Statement and is incorporated by reference herein.

     SPECIAL MEETINGS OF STOCKHOLDERS. The Proposed By-Laws would increase the percentage of outstanding capital stock (so long as the Company remains public) required to call a special meeting of stockholders from 10% to 50%. In addition, the Proposed By-Laws would add specific instructions concerning the process by which a stockholder may call a special meeting, including (i) written notice requirements, (ii) the fixing by the Board of Directors of a record date to determine the stockholders entitled to call a special meeting, and (iii) a prohibition against a stockholder calling a special meeting within 90 days following the most recent meeting of stockholders.

     NOTICE OF BUSINESS AT MEETINGS. The Proposed By-Laws would add a provision specifying the process by which a stockholder may bring business before a meeting. If such business is to be brought before a special meeting of stockholders, written notice must be received at the Company's principal executive offices not less than 60 days nor more than 90 days prior to the special meeting. If such business is to be brought before an annual meeting of stockholders, written notice must be received at the Company's principal executive offices not less than 45 days nor more than 60 days prior to the anniversary date of the mailing of the prior year's proxy materials. Notices must set forth a description of the business to be brought before the meeting, the name and address of the stockholder, the number of shares beneficially owned by the stockholder and any material interest of the stockholder in such business.

     ELECTRONIC VOTING. The Proposed By-Laws would add a provision permitting stockholders to vote by means of a proxy executed in any manner permitted by law and filed with the Company's clerk by any form of transmission permitted by law.

     NOMINATION AND ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS, ENLARGEMENT OF THE BOARD OF DIRECTORS AND REMOVAL OF MEMBERS OF THE BOARD OF DIRECTORS. The Current By-Laws specify a minimum number of directors at three and a maximum number at seven and allow the stockholders or a majority of the directors to decrease and increase the number of directors. The Proposed By-Laws would maintain the minimum number of directors as well as the power to decrease the number of directors, but would no longer specify a maximum number of directors. The Proposed By-Laws would allow the stockholders or a majority of the directors to increase the number of directors (without limitations placed on the size of the Board of Directors) and would specify that a director need not be a stockholder.

     The Proposed By-Laws would add a provision providing that nominations to the Board of Directors may be made by the Board of Directors or by a stockholder, provided that nominations by a stockholder must be submitted in writing to the Clerk of the Company not less than 45 days nor more than 60 days prior to the anniversary date of the mailing of the prior year's proxy materials. The Proposed By-Laws would also add a provision specifying that a director may be removed (i) with or without cause by majority of the shares entitled to vote, or (ii) with cause by a majority of the directors. Finally, the Proposed By-Laws would provide that a director may be removed for cause only after notice and an opportunity to be heard.

     CHIEF EXECUTIVE OFFICER. The Proposed By-Laws would no longer require that the President and Chief Executive Officer be the same individual. In addition, the Proposed By-Laws would add detail regarding the duties of the Company's Chief Executive Officer. If the proposed By-Laws are approved, the Board of Directors intends, immediately following the meeting, to elect Mr. Brian Keane as the Chief Executive Officer of the Company and Mr. John Keane, Jr., as the President of the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE PROPOSED BY-LAWS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the annual and long-term compensation of (i) the Company's chief executive officer, (ii) the four most highly compensated executive officers of the Company who were serving as executive officers at the end of 1999, and (iii) one other person who served as an executive officer during 1999 and would have been among the four most highly compensated executive officers but for the fact that the individual was not serving as an executive officer at the end of 1999.

                                                    SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION                            Long-Term Compensation
                              -------------------                            ----------------------
                                                                             Awards         Payouts
                                                                             ------         -------

                                                                                           Number of
                                                                          Restricted       Securities
Name and                                                 Other Annual       Stock          Underlying     LTIP      All Other
Principal                           Salary     Bonus     Compensation       Awards        Options/SARs   Payouts   Compensation
Position                      Year   ($)        ($)           ($)           ($)(1)            (1)          ($)        ($)(2)
----------------------------  ----  -------   -------     ------------    ---------       -----------     -------      -----
John F. Keane...............  1999  403,399   133,000(4)       ---           ---             80,000         ---        2,000
 Chairman of the  Board of    1998  428,961       ---          ---           ---                ---         ---        2,000
 Directors(3)                 1997  390,446       ---          ---           ---                ---         ---        2,000


Brian T. Keane..............  1999  325,881       ---          ---           ---            130,000         ---        2,000
 Chief Executive Officer(3)   1998  308,498   105,000          ---           ---             30,000         ---        2,000
                              1997  210,758    60,000          ---           ---             10,000         ---        2,000

John F. Keane, Jr...........  1999  325,731       ---          ---           ---            130,000         ---        2,000
 President(3)                 1998  308,472   105,000          ---           ---             30,000         ---        1,412
                              1997  209,598    60,000          ---           ---             10,000         ---          ---

Raymond W. Paris............  1999  249,798       ---          ---        70,009             11,500         ---        2,000
 Senior Vice                  1998  255,790    80,000          ---           ---              5,000         ---        2,000
 President -                  1997  237,052    25,000          ---           ---              8,000         ---        2,000
 Healthcare
 Services Division

Renee Southard..............  1999  181,158       ---          ---        8,334              20,000         ---        2,000
 Senior Vice                  1998  171,944    35,000          ---          ---                 ---         ---        1,667
 President -                  1997  122,832    20,000          ---          ---                 ---         ---        2,000
 Human Resources

Edward Longo(5).............  1999  215,211       ---          ---          ---              35,000         ---        2,000
 Senior Vice                  1998  347,934   141,700          ---          ---              20,000         ---        2,000
 President -                  1997  300,039    75,000          ---          ---              16,000         ---        2,000
 Information
 Services Division

________________
(1) Options become exercisable in three or four equal installments commencing on the first or second anniversary of the date of grant.
(2) "All Other Compensation" consists of contributions to the Company's 401(k) Plan on behalf of each of the named executive officers.
(3) In November, 1999, the Company announced the promotion of Mr. Brian Keane to the position of Chief Executive Officer and Mr. John Keane, Jr. to the position of President. These promotions are subject to approval of the proposed amendment and restatement of the Company's Amended and Restated By-Laws at the meeting. Pending such approval, Mr. John Keane continues to serve formally as Chief Executive Officer and President and Mr. Brian Keane and Mr. John Keane, Jr. continue to serve formally as Executive Vice Presidents and members of the Office of the President of the Company.

(4) Represents a bonus paid to Mr. John Keane in 1999 for performance in 1998.
(5) Mr. Longo served as an executive officer of the Company until his resignation on July 16, 1999.

OPTION GRANTS DURING 1999

     The following table sets forth the number of shares of the Company's Common Stock underlying options granted, the exercise price per share and the expiration date of all options granted to each of the named executive officers during 1999:

                                                OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                 Individual Grants
                                  ------------------------------------------------

                                                     Percent of                                       Potential Realizable Value at
                                   Number of           Total                                          Assumed Annual Rates of Stock
                                   Securities        Options/SARs      Exercise or                    Price Appreciation for Option
                                   Underlying         Granted to       Base Price                                Term(2)
                                     Options        Employees in       Per Share       Expiration     -----------------------------
Executive Officer                  Granted(1)        Fiscal Year          $/Sh            Date            5%($)            10%($)
-----------------                 ------------      --------------     -----------     ----------     ------------      -----------
John F. Keane..................       30,000             1.9%             $18.50         4/6/04         $153,300         $  338,700
                                      50,000             3.2%             $18.00         4/7/04         $248,500         $  564,500

Brian T. Keane.................       30,000             1.9%             $18.50         4/6/04         $153,300         $  338,700
                                     100,000            6.32%             $18.00         4/7/04         $497,000         $1,099,000

John F. Keane, Jr..............       30,000             1.9%             $18.50         4/6/04         $153,300         $  338,700
                                     100,000            6.32%             $18.00         4/7/04         $497,000         $1,099,000

Raymond W. Paris...............        4,000             .25%             $18.50         4/6/04         $ 20,440         $   45,160
                                       7,500             .47%             $18.00         4/7/04         $ 37,275         $   82,425

Renee Southard.................        5,000             .32%             $18.50         4/6/04         $ 25,550         $   56,450
                                      15,000             .95%             $18.00         4/7/04         $ 74,550         $  164,850

Edward Longo(3)................       10,000             .63%             $18.50         4/6/04         $ 51,100         $  112,900
                                      25,000             1.6%             $18.00         4/7/04         $124,250         $  274,750

_____________________
(1) Options become exercisable in four equal installments commencing on the first anniversary of the date of grant.
(2) Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option terms. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.
(3) Mr. Longo served as an executive officer of the Company until his resignation on July 16, 1999.

OPTION EXERCISES DURING 1999 AND YEAR END OPTION VALUES

     The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held, on December 31, 1999, by each of the named executive officers:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                    Number of Securities
                           Number of                               Underlying Unexercised             Value of Unexercised
                             Shares                                Options/SARs at Fiscal           In-The-Money Options/SARs
                           Acquired                                      Year End                     at Fiscal Year End($)
                              on               Value             -------------------------         ----------------------------
Executive Officer           Exercise       Realized($)(1)        Exercisable/Unexerciseable        Exercisable/Unexerciseable(2)
-----------------          ---------      ---------------        --------------------------        -----------------------------
John F. Keane..........       ---               ---                      0  /  80,000                      0  /  1,085,000

Brian T. Keane.........     15,000            529,650               44,168  /  165,832               930,195  /  2,055,405

John F. Keane, Jr......     15,278            396,543                9,284  /  165,830                41,475  /  2,055,354

Raymond W. Paris.......       ---               ---                 53,254  /  27,246              1,344,091  /  416,714

Renee Southard.........       ---               ---                 21,875  /  33,625                504,980  /  442,260

Edward Longo(3)........     40,002            768,754                    0  /  0                           0  /  0

_________________
(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
(2) The closing price for the Company's Common Stock as reported by the American Stock Exchange on December 31, 1999 (the last day of trading in
     1999) was $31.75. Value is calculated on the basis of the difference between the option exercise price and $31.75, multiplied by the number of shares of Common Stock underlying the option.
(3) Mr. Longo served as an executive officer of the Company until his resignation on July 16, 1999.

EXECUTIVE EMPLOYMENT AGREEMENT

     The Company is a party to an agreement with John J. Leahy relating to Mr. Leahy's employment as the Company's Senior Vice President and Chief Financial Officer. Pursuant to the agreement, Mr. Leahy is entitled to an annual salary of $300,000. The agreement also provides for the participation of Mr. Leahy in the Company's Senior Management Bonus Plan, at a level of up to 35% of Mr. Leahy's salary based upon achievement of established annual criteria, and the grant to Mr. Leahy of options to purchase 45,000 shares of the Company's common stock under the 1998 Stock Incentive Plan. Under the agreement, if the Company terminates Mr. Leahy's employment during his first year of employment other than "for cause," the Company must pay Mr. Leahy one year's salary on termination.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is not aware of any executive officer, director or principal stockholder who failed to comply with filing requirements under
Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") during the year ended December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of Messrs. Hindle and Shafto and Dr. Rockart. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's compensation policy for executive officers has been to offer competitive compensation based on the individual's performance as well as the overall performance of the Company. The Company's compensation program is intended to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

     The compensation of the Company's senior executives (other than the Chief Executive Officer) is reviewed and approved annually by the Compensation Committee based upon the recommendations of the Chief Executive Officer and the evaluation of the members of the Compensation Committee. Each of the named executives regularly makes presentations to the Board of Directors. As a result, the members of the Compensation Committee are personally familiar with the performance of each senior executive. The key components of executive compensation are salary, which is based on factors such as the individual's performance and level of responsibility in comparison to similar positions in comparable companies in the industry, and stock option awards, which are intended to align the interest of such individual with the Company's long-term success as measured by the Company's share price and book value per share.

     The compensation of the Company's Chief Executive Officer is determined annually by the Compensation Committee. The Chief Executive Officer's salary in 1999 was based on a variety of factors including those described above and a comparison of the compensation of the chief executive officers of comparable companies in the industry. The Chief Executive Officer did not participate in any decisions regarding his own compensation. The Compensation Committee believes that, although the base salary of the Chief Executive Officer is not directly related to financial performance, his base salary may be more modest than that paid to comparable industry executives.

     The Compensation Committee expects that compensation levels will continue to depend primarily on each individual's personal performance as well as on the overall performance of the Company.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met.

                            Winston R. Hindle, Jr.

                                John F. Rockart

                               Robert A. Shafto

STOCK PERFORMANCE CHART

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1999 with the cumulative total return on (i) the Standard & Poor's 500 Composite Index, (ii) a peer group index selected by the Company which includes five publicly traded companies within the Company's industry (the "New Peer Group"), and (iii) a peer group index previously used by the Company (the "Former Peer Group"). The Company has changed its peer group from the Former Peer Group because the Company believes that the inclusion of Analysts International Corp., Computer Horizons Corp. and Computer Task Group in the Company's stock performance chart no longer accurately reflects the Company's business focus which is now concentrated more heavily on new technology development and internet-related business solutions. In addition, due to the Company's recent growth, the Company believes that the composition of the Former Peer Group no longer accurately reflected comparable companies based on the Company's size. The comparison assumes $100 was invested on December 31, 1993 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.




                                       COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
                                   COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS


                               ----------------------- FISCAL YEAR ENDING ----------------------
COMPANY/INDEX/MARKET           12/30/1994 12/19/1995 12/31/1996 12/31/1997 12/31/1998 12/31/1999

Keane Inc                          100.00      93.16     267.37     684.21     672.63     541.05

Customer Selected Stock List       100.00     139.18     126.76     131.67     159.33     231.79

S&P Composite                      100.00     137.58     169.17     225.61     290.09     351.13

------------------
(1) The New Peer Group index reflects the stock performance of the following companies: American Management Systems, Inc., Computer Sciences Corp., Electronic Data Systems Corporation, Sapient Corporation and Cambridge Technology Partners Massachusetts Inc.

(2) The Former Peer Group index reflects the stock performance of the following companies: American Management Systems, Inc., Analysts International Corp., Computer Horizons Corp., Computer Sciences Corp. and Computer Task Group, Inc.

                      CERTAIN RELATED PARTY TRANSACTIONS

     In February 1985, the Company entered into a lease, which subsequently was extended to a term of 20 years, with City Square Limited Partnership, pursuant to which the Company leased approximately 34,000 square feet of office and development space in a building located in Boston, Massachusetts. The Company now leases approximately 88% of this building and the remaining 12% is occupied by other tenants. John F. Keane, Chief Executive Officer, President and Chairman of the Board of the Company, Wallace A. Cataldo, the Vice President-Finance and Administration of the Company until August 13, 2000, and Philip J. Harkins, a director of the Company, are limited partners of City Square. Based upon its knowledge of rental payments for comparable facilities in the Boston area, the Company believes that the rental payments under this lease, which will be approximately $850,000 per year ($25.00 per square foot) for the remainder of the lease term (until February 2006), plus specified percentages of any annual increases in real estate taxes and operating expenses, were, at the time the Company entered into the lease, as favorable to the Company as those which could have been obtained from an independent third party.

                     SELECTION OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the stockholders, the Board of Directors has selected the firm of Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for the year ending December 31, 2000. If the stockholders do not ratify the selection of Ernst & Young, the Board of Directors will reconsider the matter.

     On April 2, 1999, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent auditors and engaged Ernst & Young to fill such position.
The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors of the Company. None of the reports of PWC on the financial statements of the Company for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period immediately preceding the date of the dismissal of PWC, the Company had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Company. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Company's two most recent fiscal years or the subsequent interim period preceding the dismissal of PWC.

     Prior to making the decision to retain Ernst & Young, the Company had consulted with Ernst & Young concerning certain tax matters. However, neither the Company nor anyone on its behalf consulted Ernst & Young regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice concerning the same was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses in connection with the distribution of proxy solicitation material.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in Boston, Massachusetts not later than December 18, 2000 for inclusion in the proxy statement for that meeting.

                              By order of the Board of Directors,


                              Hal J. Leibowitz, Clerk

April ___, 2000

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND WE APPRECIATE YOUR COOPERATION.

                                                                      APPENDIX I
                          SECOND AMENDED AND RESTATED

                                    BY-LAWS

                                      OF

                                  KEANE, INC.

                           ARTICLE 1 - Stockholders
                           ------------------------

     1.1 Place of Meetings. All meetings of stockholders shall be held within the Commonwealth of Massachusetts unless the Articles of Organization permit the holding of stockholders' meetings outside Massachusetts, in which event such meetings may be held either within or without Massachusetts. Meetings of stockholders shall be held at the principal office of the corporation unless a different place is fixed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President and stated in the notice of the meeting.

     1.2 Annual Meeting. The annual meeting of stockholders shall be held within six months after the end of each fiscal year of the corporation on a date to be fixed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President and stated in the notice of the meeting. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Articles of Organization or by these By-Laws, may be specified by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of stockholders shall be deemed to refer to such special meeting.

      1.3 Special Meetings. Special meetings of stockholders may be called by the President or by the Board of Directors. In addition, upon written application of one or more stockholders who are entitled to vote and who hold at least the Required Percentage (as defined below) of the capital stock entitled to vote at the meeting, special meetings shall be called by the Clerk, or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer.

     For purposes of this Section 1.3, the "Required Percentage" shall be (i) 10% at any time at which the corporation shall not have a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) 50% or such lesser percentage as shall constitute the maximum percentage permitted by law for this purpose at any time at which the corporation shall have a class of voting stock registered under the Exchange Act.

     Any request for a call of a special meeting of stockholders (a "Call") by the holders of the Required Percentage of the capital stock entitled to vote at the meeting (the "Voting Stock") shall be governed by and subject to the following:

          (a) Any stockholder of record seeking to solicit requests for a Call pursuant to this Section 1.3 shall so notify the Clerk of the corporation in writing, and such written notification shall set forth the reason or reasons for the Call and the purpose or purposes of such special meeting.

          (b) No solicitation of stockholder requests for a Call (a "Call Solicitation") may be commenced (i) before the Call Request Record Date (as defined in paragraph (c) of this Section 1.3), or (ii) during the period of 90 days following the most recent meeting of the stockholders of the corporation.

          (c) In order that the corporation may determine the stockholders entitled to request a Call, the Board of Directors of the corporation shall fix a record date (the "Call Request Record Date"). Any stockholder of record seeking to solicit stockholder requests for a Call shall, with delivery to the corporation of the written information specified in paragraph (a) of this
Section 1.3, request in writing that the Board of Directors fix the Call Request Record Date. The Board of Directors shall, within 10 days after the date on which such request is received, adopt a resolution fixing the Call Request Record Date, and such Call Request Record Date shall be not more than 10 days after the date upon which such resolution is adopted by the Board of Directors.

          (d) All requests for a Call and revocations thereof shall be delivered to the Clerk of the corporation no later than the 30th day (the "Delivery Date") after the Call Request Record Date.

          (e) Any stockholder may revoke a prior request for a Call or opposition to a Call by an instrument in writing delivered to the Clerk of the corporation prior to the Delivery Date.

          (f) Promptly after the Delivery Date, requests for a Call and revocations thereof shall be counted and verified by an independent party selected by the corporation.

          (g) If, in response to any Call Solicitation, the holders of record of the Required Percentage of the Voting Stock as of the Call Request Record Date submit valid and unrevoked requests for a Call no later than the Delivery Date, the Board of Directors of the corporation shall fix a record date pursuant to
Section 4.4 hereof and a date for the special meeting, provided that the date to be fixed for such meeting shall be no earlier than 60 days or later than 90 days after the Delivery Date, and provided further that the Board of Directors shall not be obligated to fix a meeting date or to hold any meeting of stockholders within 60 days of the next scheduled meeting of the stockholders of the corporation.

          (h) In the absence of a quorum at any special meeting called pursuant to a Call Solicitation, such special meeting may be postponed or adjourned from time to time only by the officer of the corporation entitled to preside at such meeting.

          (i) If a Call Solicitation does not receive the support of the holders of record of the Required Percentage of the Voting Stock, no subsequent Call may be made or solicited by any stockholder during a period of 90 days after the Delivery Date.

     1.4 Notice of Meetings. A written notice of each meeting of stockholders, stating the place, date and hour thereof, and the purposes for which the meeting is to be held, shall be given by the Clerk, Assistant Clerk or other person calling the meeting at least seven days before the meeting to each stockholder entitled to vote at the meeting and to each stockholder who by law, by the Articles of Organization or by these By-Laws is entitled to such notice, by leaving such notice with him or at his residence or usual place of business, or by mailing it postage prepaid and addressed to him at his address as it appears in the records of the corporation. Whenever any notice is required to be given to a stockholder by law, by the Articles of Organization or by these By-Laws, no such notice need be given if a written waiver of notice, executed before or after the meeting by the stockholder or his authorized attorney, is filed with the records of the meeting.

     1.5 Quorum. Unless the Articles of Organization otherwise provide, the holders of a majority of the number of shares of the stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter, except that if two or more classes of stock are outstanding and entitled to vote as separate classes, then in the case of each such class a quorum shall consist of the holders of a majority of the number of shares of the stock of that class issued, outstanding and entitled to vote. Shares owned directly or indirectly by the corporation shall not be counted in determining the total number of shares outstanding for this purpose.

     1.6 Adjournments. Except as provided in Section 1.3 hereof, any meeting of stockholders may be postponed or adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting, although less than a quorum, or by any officer entitled to preside or to act as clerk of such meeting, if no stockholder is present. It shall not be necessary to notify any stockholder of any postponement or adjournment. Any business which could have been transacted at any meeting of the stockholders as originally called may be transacted at any resumption or adjournment of the meeting.

     1.7 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by the Articles of Organization. Stockholders may vote either in person or by a proxy executed in writing (or in such other manner permitted by law) dated not more than six months before the meeting named in the proxy. Proxies shall be filed, by any form of transmission permitted by law, with the clerk of the meeting, or of any adjourned meeting, before being voted. Except as otherwise limited by its terms, a proxy shall entitle the persons named in the proxy to vote at any adjournment of such meeting, but shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them, unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purported to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise.

     1.8 Action at Meeting. When a quorum is present at any meeting, the holders of shares of stock representing a majority of the votes cast on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of shares of stock of that class representing a majority of the votes cast on a matter), shall decide any matter to be voted on by the stockholders, except when a different vote is required by law, the Articles of Organization or these By-Laws. When a quorum is present at any meeting, any election by stockholders shall be determined by a plurality of the votes cast on the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election. The corporation shall not directly or indirectly vote any share of its own stock.

     1.9 Action without Meeting. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. Each such consent shall be treated for all purposes as a vote at a meeting.

     1.10 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nomination for election to the board of directors of the corporation at an annual meeting of stockholders may be made by the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 1.10. Such nominations, other than those made by or on behalf of the board of directors, shall be made by notice, in writing delivered or mailed by first class United States mail, postage prepaid, to the Clerk of the corporation, and received not less than 45 days nor more 60 days prior to the anniversary of the date on which the corporation first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that if the date of such annual meeting is more than 30 days before or after the anniversary of the prior year's annual meeting, such nomination shall have been mailed or delivered to the Clerk not later than the close of business on the later of (i) the date 60 days prior to the date of such meeting or (ii) the 10th day following the date on which the notice of the meeting was mailed or public disclosure was made, whichever occurs first. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14a under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder; and
(c) as to the beneficial owner, if any, on whose behalf the nomination is made,
(i) the name and address of such person, and (ii) the class and number of shares of the corporation which are beneficially owned by such person.

     The officer presiding at the meeting of stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Nothing in the foregoing provisions shall obligate the corporation or the board of directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the board of directors information with respect to any nominee for directors submitted by a stockholder.

     1.11 Notice of Business at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been (a) specified in the notice of meeting (or any supplement thereto), (b) brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the corporation, the procedures in Section 1.10 must be complied with. For business to be properly brought before a special meeting by a stockholder, and for business other than the election of directors to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Clerk of the corporation. To be timely with respect to a special meeting, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the special meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the special meeting is given or made to stockholders, notice by the stockholder to be timely must be delivered or mailed to the Clerk not later than the close of business on the 10th day following the date on which the notice of the special meeting was mailed or public disclosure was made, whichever occurs first. To be timely with respect to an annual meeting, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more 60 days prior to the anniversary of the date on which the corporation first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that if the date of such annual meeting is more than 30 days before or after the anniversary of the prior year's annual meeting, such stockholder's notice shall have been mailed or delivered to the Clerk not later than the close of business on the later of (i) the date 60 days prior to the date of such meeting or (ii) the 10th day following the date on which the notice of the meeting was mailed or public disclosure was made, whichever occurs first. A stockholder's notice to the Clerk shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the corporation which are beneficially owned by such stockholder and such person, if any, and (d) any material interest of the stockholder, and such person, if any, in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any meeting of stockholders except in accordance with the procedures set forth in this Section 1.11 and except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11.

     The officer presiding at a meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, and if he should so determine, he shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

                             ARTICLE 2 - Directors
                             ---------------------

     2.1 Powers. The business of the corporation shall be managed by a Board of Directors, who may exercise all the powers of the corporation except as otherwise provided by law, by the Articles of Organization or by these By-Laws. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     2.2 Number, Election and Qualification. The number of Directors which shall constitute the whole Board of Directors shall be determined by vote of the stockholders or the Board of Directors, but shall consist of not less than three Directors (except that whenever there shall be only two stockholders, the number of Directors shall be not less than two, and whenever there shall be only one stockholder or prior to the issuance of any stock, there shall be at least one Director). The number of Directors may be decreased at any time and from time to time either by the stockholders or by a majority of the Directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more Directors. The Directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. No Director need be a stockholder of the corporation.

     2.3 Enlargement of the Board. The number of Directors may be increased at any time and from time to time by the stockholders or by a majority of the Directors then in office.

     2.4 Tenure. Each Director shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

     2.5 Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the Directors present at any meeting of Directors at which a quorum is present.
Each such successor shall hold office for the unexpired term of his predecessor and until his successor is chosen and qualified or until his earlier death, resignation or removal.

     2.6 Resignation. Any Director may resign by delivering his written resignation to the corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer, the President, the Clerk or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     2.7 Removal. A Director may be removed from office with or without cause by vote of the holders of a majority of the shares entitled to vote in the election of Directors. Moreover, the Directors elected by the holders of a particular class or series of stock may be removed from office with or without cause only by vote of the holders of a majority of the outstanding shares of such class or series. In addition, a Director may be removed from office for cause by vote of a majority of the Directors then in office. A director may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him.

     2.8 Regular Meetings. Regular meetings of the Directors may be held without call or notice at such places, within or without Massachusetts, and at such times as the Directors may from time to time determine, provided that any Director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Directors may be held without a call or notice immediately after and at the same place as the annual meeting of stockholders.

     2.9 Special Meetings. Special meetings of the Directors may be held at any time and place, within or without Massachusetts, designated in a call by the Chairman of the Board, the Chief Executive Officer, the President, the Treasurer, two or more Directors or by one Director in the event that there is only a single Director in office.

     2.10 Meetings by Telephone Conference Calls. Directors or members of any committee designated by the Directors may participate in a meeting of the Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

     2.11 Notice of Special Meetings. Notice of any special meeting of the Directors shall be given to each Director by the Clerk or the Secretary or by the officer or one of the Directors calling the meeting. Notice shall be duly given to each Director (i) by notice given to such Director in person or by telephone at least 48 hours in advance of the meeting, (ii) by sending a telegram, telecopy or telex, or by delivering written notice by hand, to his last known business or home address at least 48 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. Notice need not be given to any Director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior to the meeting or at its commencement the lack of notice to him. A notice or waiver of notice of a Directors' meeting need not specify the purposes of the meeting. If notice is given in person or by telephone, an affidavit of the Clerk, the Secretary, the officer or Director who gives such notice that the notice has been duly given shall, in the absence of fraud, be conclusive evidence that such notice was duly given.

     2.12 Quorum. At any meeting of the Board of Directors, a majority of the Directors then in office shall constitute a quorum. Less than a quorum may adjourn any meeting from time to time without further notice.

     2.13 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, by the Articles of Organization or by these By-Laws.

     2.14 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all the Directors consent to the action in writing and the written consents are filed with the records of the Directors' meetings. Each such consent shall be treated for all purposes as a vote at a meeting.

     2.15 Committees. The Board of Directors may, by vote of a majority of the Directors then in office, elect from their number an executive committee or other committees and may by like vote delegate to committees so elected some or all of their powers to the extent permitted by law. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided by these By-Laws for the Directors. The Board of Directors shall have the power at any time to fill vacancies in any such committee, to change its membership or to discharge the committee.

     2.16 Compensation of Directors. Directors may be paid such compensation for their services and receive such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor.

                             ARTICLE 3 - Officers
                             --------------------

     3.1 Enumeration. The officers of the corporation shall consist of a President, a Treasurer, a Clerk and such other officers with such other titles as the Board of Directors may determine, including, but not limited to, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a Secretary and one or more Vice Presidents, Assistant Treasurers, Assistant Clerks and Assistant Secretaries.

     3.2 Election. The President, the Treasurer and the Clerk shall be elected annually by the Board of Directors at their first meeting following the annual meeting of stockholders. Other officers may be chosen or appointed by the Board of Directors at such meeting or at any other meeting.

     3.3 Qualification. No officer need be a director or stockholder. Any two or more offices may be held by the same person. The Clerk shall be a resident of Massachusetts unless the corporation has a resident agent appointed for the purpose of service of process. Any officer may be required by the Directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the Directors may determine. The premiums for such bonds may be paid by the corporation.

     3.4 Tenure. Except as otherwise provided by law, by the Articles of Organization or by these By-Laws, the President, the Treasurer and the Clerk shall hold office until the first meeting of the Directors following the next annual meeting of stockholders and until their respective successors are chosen and qualified; and all other officers shall hold office until the first meeting of the Directors following the annual meeting of stockholders, unless a different term is specified in the vote choosing or appointing them, or until his earlier death, resignation or removal.

     3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the Chairman of the Board, the Chief

Executive Officer, the President, the Clerk or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of Directors then in office.

     Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

     3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of the President, the Treasurer and the Clerk. Each such successor shall hold office for the unexpired term of his predecessor and until his successor is chosen and qualified, or until he sooner dies, resigns or is removed.

     3.7 Chairman of the Board and Vice-Chairman of the Board. The Board of Directors may appoint a Chairman of the Board and may designate him as Chief Executive Officer. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as the Board of Directors may from time to time prescribe. If the Board of Directors appoints a Vice-Chairman of the Board, he shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the Board of Directors.

     3.8 Chief Executive Officer. The Board of Directors may appoint a Chief Executive Officer. If the Board of Directors appoints a Chief Executive Officer, he shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. [Unless otherwise provided by the Board of Directors, if the Board of Directors appoints a Chief Executive Officer, he shall preside at all meetings of the stockholders and, if he is a Director, at all meetings of the Board of Directors.] The Chief Executive Officer shall perform such other duties and shall possess such other powers as the Board of Directors may from time to time prescribe.

     3.9 President. Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The President shall perform such duties and shall possess such other powers as the Board of Directors may from time to time prescribe. It shall be his duty, and he shall have the power, to see that all orders and resolutions of the directors are carried into effect.

     3.10 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

     3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

     The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

     3.12 Clerk and Assistant Clerks. The Clerk shall perform such duties and shall possess such powers as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe. In addition, the Clerk shall perform such duties and have such powers as are incident to the office of clerk, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Clerk shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Clerk may from time to time prescribe. In the event of the absence, inability or refusal to act of the Clerk, the Assistant Clerk (or if there shall be more than one, the Assistant Clerks in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Clerk.

     In the absence of the Clerk or any Assistant Clerk at any meeting of stockholders or Directors, the person presiding at meeting shall designate a temporary clerk to keep a record of the meeting.

     3.13 Secretary and Assistant Secretaries. If a Secretary is appointed, he shall attend all meetings of the Board of Directors and shall keep a record of the meetings of the Directors. He shall, when required, notify the Directors of their meetings, and shall possess such other powers and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     3.14 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                           ARTICLE 4 - Capital Stock
                           -------------------------

     4.1 Issue of Capital Stock. Unless otherwise voted by the stockholders, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of the capital stock of the corporation held in its treasury may be issued or disposed of by vote of the Board of Directors, in such manner, for such consideration and on such terms as the Directors may determine.

     4.2 Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the corporation in such form as may be prescribed from time to time by the Directors. The certificate shall be signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, but when a certificate is countersigned by a transfer agent or a registrar, other than a Director, officer or employee of the corporation, such signature may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the time of its issue.

     Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Organization, the By-Laws, applicable securities laws or any agreement to which the corporation is a party, shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy of the restriction to the holder of such certificate upon written request and without charge. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     4.3 Transfers. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Articles of Organization or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

     It shall be the duty of each stockholder to notify the corporation of his post office address and of his taxpayer identification number.

     4.4 Record Date. The Board of Directors may fix in advance a time not more than 60 days preceding the date of any meeting of stockholders or the date for the payment of any dividend or the making of any distribution to stockholders or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting, and any adjournment, or the right to receive such dividend or distribution or the right to give such consent or dissent. In such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. Without fixing such record date the Directors may for any of such purposes close the transfer books for all or any part of such period.

     If no record date is fixed and the transfer books are not closed, the record date for determining the stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, and the record date for determining the stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors acts with respect to such purpose.

     4.5 Replacement of Certificates. In case of the alleged loss or destruction or the mutilation of a certificate of stock, a duplicate certificate may be issued in place of the lost, destroyed or mutilated certificate, upon such terms as the Directors may prescribe, including the presentation of reasonable evidence of such loss, destruction or mutilation and the giving of such indemnity as the Directors may require for the protection of the corporation or any transfer agent or registrar.

                     ARTICLE 5 - Miscellaneous Provisions
                     ------------------------------------

     5.1 Fiscal Year. Except as otherwise set forth in the Articles of Organization or as otherwise determined from time to time by the Board of Directors, the fiscal year of the corporation shall in each year end on December 31.

     5.2 Seal. The seal of the corporation shall, subject to alteration by the Directors, bear its name, the word "Massachusetts" and the year of its incorporation.

     5.3 Voting of Securities. Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

     5.4 Corporate Records. The original, or attested copies, of the Articles of Organization, By-Laws and records of all meetings of the incorporators and stockholders, and the stock records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in Massachusetts at the principal office of the corporation, or at an office of its transfer agent or of the Clerk. These copies and records need not all be kept in the same office. They shall be available at all reasonable times for the inspection of any stockholder for any proper purpose, but not to secure a list of stockholders for the purpose of selling the list or copies of the list or of using the list for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

     5.5 Evidence of Authority. A certificate by the Clerk or the Secretary, or an Assistant Clerk or Assistant Secretary, or a temporary Clerk or temporary Secretary, as to any action taken by the stockholders, Directors, any committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     5.6 Articles of Organization. All references in these By-Laws to the Articles of Organization shall be deemed to refer to the Articles of Organization of the corporation, as amended and in effect from time to time.

     5.7 Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

     5.8 Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     5.9 Transactions with Interested Parties. In the absence of fraud, no contract or other transaction between this corporation and any other corporation or any firm, association, partnership or person shall be affected or invalidated by the fact that any Director or officer of this corporation is pecuniarily or otherwise interested in or is a director, member or officer of such other corporation or of such firm, association or partnership or is a party to or is pecuniarily or otherwise interested in such contract or other transaction or is in any way connected with any person or persons, firm, association, partnership, or corporation pecuniarily or otherwise interested therein; provided that the fact that he individually or as a director, member of officer of such corporation, firm, association or partnership is such a party or is so interested shall be disclosed to or shall have been known by the Board of Directors or a majority or such members thereof as shall be present at a meeting of the Board of Directors at which action upon any such contract or transaction shall be taken; any director may be counted in determining the existence of a quorum and may vote at any meeting of the Board of Directors of this corporation for the purpose of authorizing any such contract or transaction with like force and effect as if he were not so interested, or were not a director, member or officer of such other corporation, firm, association or partnership, provided that any vote with respect to such contract or transaction must be adopted by a majority of the Directors then in office who have no interest in such contract or transaction.

                            ARTICLE 6 - Amendments
                            ----------------------

     These By-Laws may be amended by vote of the holders of a majority of the shares of each class of the capital stock at the time outstanding and entitled to vote at any annual or special meeting of stockholders, if notice of the substance of the proposed amendment is stated in the notice of such meeting. If authorized by the Articles of Organization, the Directors, by a majority of their number then in office, may also make, amend or repeal these By-Laws, in whole or in part, except with respect to (a) the provisions of these By-Laws governing (i) the removal of Directors and (ii) the amendment of these By-Laws, and (b) any provision of these

By-Laws which by-law, the Articles of Organization or these By-Laws requires action by the stockholders.

     Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any by-law, notice stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-Laws.

     Any by-law adopted by the Directors may be amended or repealed by the stockholders entitled to vote on amending the By-Laws.


             Adopted by the Board of Directors on February ___, 2000.

             Adopted by the stockholders on ___________, ___ 2000.

PROXY BALLOT                                                        PROXY BALLOT
------------                                                        ------------

                                  KEANE, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                        ------------------------------

                                 May 31, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, revoking all prior proxies, hereby appoints John F. Keane, Brian T. Keane, John F. Keane, Jr. and Hal J. Leibowitz, and each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of stock of Keane, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 31, 2000, at 4:30 p.m., Boston Time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts and at any adjournment thereof with respect to the matters set forth on the reverse side hereof.

                PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
                   IN THE ENCLOSED POST-PAID RETURN ENVELOPE


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark votes as in this example.


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
IN FAVOR OF THE PROPOSALS SET FORTH BELOW.

1. To fix the number of directors at seven and to elect a Board of Directors for the ensuing year.

   NOMINEES: John F. Keane, Philip J. Harkins, Winston Hindle,
   Brian T. Keane, John F. Keane, Jr., John F. Rockart and Robert A. Shafto

   FOR                            WITHHELD
   ALL        [_]            [_]  FROM ALL
   NOMINEES                       NOMINEES


   [_] ______________________________________
       For all nominees except as noted above


2. To approve an amendment and restatement      FOR     AGAINST   ABSTAIN
   of the Company's By-Laws.                    [_]       [_]       [_]


3. To ratify and approve the selection by       FOR     AGAINST   ABSTAIN
   the Board of Directors of Ernst & Young      [_]       [_]       [_]
   LLP as the Company's independent
   accountants for the current year.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.


Signature                               Date

Signature                               Date